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ADC TELECOMMUNICATIONS, INC.
NONQUALIFIED STOCK OPTION AGREEMENT

Optionee:	«First_Name»	«MI»	«Last_Name»	Option Number:	«Option_»
ID:	«ID»			Plan:	«Plan»

        This Nonqualified Stock Option Agreement (the "Agreement") is entered into effective «Effective_Date» by and between ADC Telecommunications, Inc., a Minnesota corporation, (the "Company"), and the above-identified Optionee pursuant to the Company's                                                 (the "Plan").

        Effective the date written above, the Optionee has been granted an option (the "Option") to purchase all or any part of an aggregate of «shares_granted» shares of common stock, par value US$.20 per share, of the Company (the "Common Stock") at the price of US$ «Price» per share subject to the terms and conditions set forth herein and in the Plan and Exhibit A to this Agreement. This Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        The total aggregate purchase price for all of the shares purchasable under this Option is US$ «Total option price»

        Subject to the terms and conditions of this Agreement, Exhibit A to this Agreement and the Plan, this Option shall in all events terminate ten (10) years after the date of grant. The shares subject to this Option shall vest and may be exercised by the Optionee in cumulative installments in accordance with the following schedule:

No. of Shares	Vesting Date *	Expiration Date *
«Shares_1»	«Vest_Dt_1»	«Exp_Dt_1»
«Shares_2»	«Vest_Dt_2»	«Exp_Dt_2»
«Shares_3»	«Vest_Dt_3»	«Exp_Dt_3»
«Shares_4»	«Vest_Dt_4»	«Exp_Dt_4»
«Shares_5»	«Vest_Dt_5»	«Exp_Dt_5»
«Shares_6»	«Vest_Dt_6»	«Exp_Dt_6»
«Shares_7»	«Vest_Dt_7»	«Exp_Dt_7»
«Shares_8»	«Vest_Dt_8»	«Exp_Dt_8»
«Shares_9»	«Vest_Dt_9»	«Exp_Dt_9»

*
Subject to the provisions of the Plan and Exhibit A, the Optionee must be employed by the Company or any of its subsidiaries on each Vesting Date for vesting to occur. For all purposes of this Agreement (and Exhibit A hereto), the date that the Optionee ceases to be an employee of the Company or any of its subsidiaries (as determined by the Company) shall be the "Employment Termination Date." In the case of termination of employment by the Company or any of its subsidiaries, the Employment Termination Date shall be determined without regard to whether such termination is with or without cause or with or without reasonable notice. If the Employment Termination Date occurs after a Vesting Date, such termination may accelerate the Expiration Date (see terms of the Plan and Exhibit A hereto).

        By Optionee's signature and the Company's signature below, Optionee and the Company agree that these options are granted under and governed by the terms and conditions of this Agreement, Exhibit A to this Agreement, and the Plan. Each of these documents and a Prospectus related to shares covered by the Plan have been provided to Optionee. Optionee also acknowledges that Section 7 of Exhibit A to this Agreement contains an agreement on the part of the Optionee not to solicit employees of the Company on behalf of any other employer.

        Optionee acknowledges that this Option is subject to the ongoing discretionary authority of the Company to determine: (i) the permissible manner of exercise of the Option; (ii) the permissible timing of exercise of the Option; and (iii) any other restrictions that the Company deems necessary and advisable, including but not limited to restrictions pertaining to applicable law. Optionee further acknowledges that in the event the Optionee chooses to effect a simultaneous exercise and sale of all or a portion of the shares that are subject to this Option, neither the Company nor its third party stock option administrator will guarantee any particular market price for the sale of the shares, nor shall the Company or its third party administrator be responsible for any failure to obtain any particular market price due to delays in the exercise of this Option or any other reason.

        The Optionee acknowledges and agrees that related personal data, to the extent necessary for the administration and implementation of this Option, must and may be stored, used and processed by or transmitted within ADC and to ADC's third party administrators. By Optionee's signature below, Optionee hereby consents to the collection, transfer, storage, processing and use of personal data, for the above-described purposes.

        THE OPTIONEE MUST PROMPTLY SIGN AND RETURN THIS AGREEMENT TO THE COMPANY AT THE ADDRESS LISTED BELOW. IF THIS AGREEMENT IS NOT SIGNED AND RETURNED WITHIN SIXTY (60) DAYS FROM THE DATE OF MAILING THIS AGREEMENT, THIS OPTION SHALL BE VOID AND HAVE NO FORCE OR EFFECT.

Agreement Return Address:	ADC Telecommunications, Inc. Attn: HR-Stock Option Program, MS 56 P.O. Box 1101 Minneapolis, MN 55440-1101U.S.A.

ADC TELECOMMUNICATIONS, INC.

«Effective Date»
Jeffrey D. Pflaum, Vice President, Corporate Secretary & General Counsel			Date
OPTIONEE

«First_Name»	«MI»	«Last_Name»	Date
Governmental ID#

Home Address

        (Please contact your local Human Resources Representative for all changes of address or employment status)

EXHIBIT A
TO THE
ADC TELECOMMUNICATIONS, INC.
NONQUALIFIED STOCK OPTION AGREEMENT

        This Exhibit A is part of and incorporated by reference into the Nonqualified Stock Option Agreement issued by ADC Telecommunications, Inc. (the "Company") pursuant to the Company's                             (the "Plan").

        Unless otherwise defined herein, capitalized terms shall have the meaning given such term in the Nonqualified Stock Option Agreement.

1.    Grant of Option

        Refer to the individualized Nonqualified Stock Option Agreement (the "Agreement") between the Company and the Optionee for a description of the Option grant, including the total number of shares of Common Stock covered by this Option, the purchase price per share, and the schedule for vesting. This Option is not intended to be an incentive stock option within the meaning of Section 422 of the Code.

2.    Duration and Exercisability

  (a)
  This Option shall vest and become exercisable in accordance with the schedule set forth on the Agreement. This Option shall in all events terminate ten (10) years after the date of grant.

  (b)
  Notwithstanding the provisions contained in Section 2(a) above, but subject to the other terms and conditions set forth herein, this Option shall become fully vested and exercisable on the date of a "Change in Control" (as hereinafter defined). For purposes of the Agreement and this Exhibit A to the Agreement, the following terms shall have the definitions set forth below:

  (i)
  "Change in Control" shall mean:

  (A)
  a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement;

  (B)
  the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that such person has become the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, determined in accordance with Rule 13d-3, excluding, however, any securities acquired directly from the Company (other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company); however, that for purposes of this clause the term "person" shall not include the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan;

  (C)
  the Continuing Directors cease to constitute a majority of the Company's Board of Directors;

  (D)
  consummation of a reorganization, merger or consolidation of, or a sale or other disposition of all or substantially all of the assets of, the Company (a "Business

        Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the persons who were the beneficial owners of the Company's outstanding voting securities immediately prior to such Business Combination beneficially own voting securities of the corporation resulting from such Business Combination having more than 50% of the combined voting power of the outstanding voting securities of such resulting Corporation and (B) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were Continuing Directors at the time of the action of the Board of Directors of the Company approving such Business Combination;

      (E)
      approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

      (F)
      the majority of the Continuing Directors determine in their sole and absolute discretion that there has been a change in control of the Company.

    (ii)
    "Continuing Director" shall mean any person who is a member of the Board of Directors of the Company, while such person is a member of the Board of Directors, who is not an Acquiring Person (as defined below) or an Affiliate or Associate (as defined below) of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who (x) was a member of the Board of Directors on the date of this Agreement as first written above or (y) subsequently becomes a member of the Board of Directors, if such person's initial nomination for election or initial election to the Board of Directors is recommended or approved by a majority of the Continuing Directors. For purposes of this subparagraph (ii), "Acquiring Person" shall mean any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who or which, together with all Affiliates and Associates of such person, is the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, but shall not include the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan; and "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

  (c)
  This Option shall not be assignable or transferable except by will or the laws of descent and distribution except that, upon written notice to the Company, Optionee may transfer this Option to any member of Optionee's immediate family (which, for purposes of this Section (c) shall mean Optionee's children, grandchildren, or current spouse) or to one or more trusts established for the exclusive benefit of Optionee or one or more of such immediate family members or partnerships in which Optionee or such immediate family members are the only partners, provided that (i) there is no consideration for such transfer, and (ii) this Option held by such transferees shall continue to be subject to the same terms and conditions (including restrictions on subsequent transfers) as were applicable to this Option immediately prior to such transfer. This Option may not be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any affiliate of the Company.

  (d)
  This Option may be exercised, during the lifetime of Optionee, only by Optionee, a permitted transferee pursuant to a transfer permitted by Section 2(c) above, or, if permissible under applicable law, by Optionee's or such transferee's guardian or legal representative.

3.    Effect of Termination of Employment

  (a)
  In the event the Optionee ceases to be an employee of the Company or any of its subsidiaries for any reason other than death, Optionee shall have the right to exercise the Option at any time within one year after the Employment Termination Date to the extent of the full number of shares Optionee was entitled to purchase under the Option on the Employment Termination Date, subject to the condition that no Option shall be exercisable after Expiration Date.

  (b)
  If Optionee shall die while in the employ of the Company or any of its subsidiaries or within three months after the Employment Termination Date, this Option may be exercised at any time within two years after his or her death by the executors or administrators of Optionee, or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the number of shares Optionee was entitled to purchase under the Option on the date of death pursuant to the vesting schedule set forth on the Agreement and Section 2 hereof, subject to the condition that no Option shall be exercisable after the Expiration Date.

  (c)
  In the event that Optionee's employment with the Company or any of its subsidiaries ceases for any reason, no further vesting of this Option shall occur after the Employment Termination Date, and this Option shall be exercisable in accordance with this Section 3 following the Employment Termination Date only to the extent that it is exercisable on the Employment Termination Date, pursuant to the vesting schedule set forth in the Agreement and Section 2 hereof.

4.    Manner of Exercise

  (a)
  The Option can be exercised only by Optionee or other proper party within the option period by notice to the Company or the Company's third-party stock option administrator (UBS Paine Webber Incorporated as of the date of this grant) in a form specified by the Company or such third-party stock option administrator, or in such other manner as the Company may specify from time-to-time.

  (b)
  Optionee may, at Optionee's election, pay the option price by check (bank check, certified check or personal check, subject to the right of the Company, in its discretion, to require that such payment be made by a bank check or certified check issued by an acceptable financial institution) or by delivering to the Company for cancellation shares of Common Stock having a fair market value equal to the option price. For purposes of such a stock swap, the fair market value of the Common Stock shall be the last reported sale price of the Common Stock as reported on the NASDAQ National Market System on the date of exercise.

5.    Adjustments

        If Optionee exercises all or any portion of the Option subsequent to any change in the number or character of the Common Stock (through stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company or other similar corporate transaction or event affecting the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the Option), Optionee shall then receive for the aggregate price paid by him or her on such exercise of the Option, the number and type of securities or other consideration which he would have received if such Option had been exercised prior to the event changing the number or character of outstanding shares.

6.    Income Tax Withholding

        In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the Option, and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Optionee. Optionee may elect to satisfy his or her federal and state income tax withholding obligations upon exercise of this Option by (i) remitting funds to the Company (by personal check, cashier's check, certified check, or the check of a recognized stock broker) in the amount of federal and state income taxes required to be withheld on such exercise, in accordance with the rules of the Committee (the Company may, in its discretion, require that such funds be remitted by certified check or cashier's check issued by an acceptable financial institution), or (ii) having the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of such Option having a fair market value equal to the amount of federal and state income taxes required to be withheld on such exercise, in accordance with the rules of the Committee, or (iii) delivering to the Company shares of Common Stock other than the shares issuable upon exercise of such Option having a fair market value equal to such taxes, in accordance with the rules of the Committee.

7.    Non-solicitation Agreement

  (a)
  In consideration of the grant of the Option, the Optionee shall not, directly or indirectly, during the period the Optionee is employed by the Company and for a period of one year after the Employment Termination Date: (i) induce or attempt to induce any other employee to leave the employ of the Company or any of its subsidiaries, or in any way interfere adversely with the relationship between any such employee and the Company or any of its subsidiaries; (ii) induce or attempt to induce any other employee of the Company or any of its subsidiaries to work for, render services or provide advice to or supply confidential business information or trade secrets of the Company or its subsidiaries to any person or entity other than the Company or its subsidiaries; or (iii) employ, or otherwise pay for services rendered by, any other employee of the Company or any of its subsidiaries in any other business enterprise.

  (b)
  The Optionee acknowledges that breach of this Section 7 would be highly injurious to the Company, and the Company reserves its rights to pursue all available remedies, including but not limited to equitable and injunctive relief and damages. The Optionee specifically agrees that the Company shall be entitled to obtain temporary and permanent injunctive relief from a court of law to enforce the provisions of this Section 7, and that such relief may be granted without the necessity of proving actual damages and without necessity of posting any bond. This provision with respect to injunctive relief shall not, however, diminish the right of the Company to claim and recover damages or to seek and obtain any other relief available to it. The Optionee further acknowledges that this Section 7 shall be enforceable by the Company even if no portion of the Option becomes vested and exercisable.

8.    Miscellaneous

  (a)
  This Option is issued pursuant to the Plan and is subject to its terms and conditions. The Plan is also available for inspection during business hours at the principal office of the Company.

  (b)
  The Agreement shall not confer on Optionee any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company or any of its subsidiaries to terminate such employment at any time. Optionee shall have none of the rights of a shareholder with respect to shares subject to this Option until such shares shall have been issued upon exercise of this Option.

  (c)
  This Option grant shall not entitle Optionee to any future option grants, or to any benefit other than that granted under this Agreement. This Option grant is not an element of Optionee's salary or base compensation and shall not be considered as part of such in the event of severance, redundancy or resignation. The Company, in its sole discretion, may grant additional options to some or all of its employees in the future. The Company has no obligation to grant any options or other rights to acquire the Company's securities to Optionee in the future. Optionee understands and accepts that the benefits granted under the Plan are entirely at the sole discretion of the Company. Specifically, the Company assumes no obligation to the Optionee under this Agreement with respect to any doctrine or principle of acquired rights or similar concept. Subject to the provisions of Section 7 of the Plan, the Company may amend or terminate the Plan or discontinue the issuance of options under the Plan at any time, at its sole discretion and without notice.

  (d)
  The Company shall at all times during the term of the Option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of the Agreement.

  (e)
  This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Minnesota without giving effect to any choice or conflict of law provision or rule (whether of the State of Minnesota or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Minnesota. The Company and the Optionee submit to the jurisdiction of any state or federal court sitting in Minneapolis, Minnesota, in any action or proceeding arising out of or relating to this Agreement, and agree that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Company and the Optionee also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Company and the Optionee waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of the other party with respect thereto. The Company and the Optionee agree that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

  (f)
  To the extent any provision of this Agreement shall be determined by any court to be invalid or unenforceable in any jurisdiction, such provision shall be deemed to be deleted from this Agreement, and the validity and enforceability of the remainder of such provision and of this Agreement shall be unaffected. In furtherance of and not in limitation of the foregoing, the Optionee expressly agrees that should the duration of, geographical extent of, or business activities covered by Section 7 of this Agreement be in excess of that which is valid or enforceable under applicable law, then such provision shall be construed to cover only that duration, extent or activities that may validly or enforceably be covered. The Optionee expressly stipulates that this Agreement shall be construed in a manner that renders its provisions valid and enforceable to the maximum extent (not exceeding its express terms) possible under applicable law.

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ADC TELECOMMUNICATIONS, INC. NONQUALIFIED STOCK OPTION AGREEMENT
EXHIBIT A TO THE ADC TELECOMMUNICATIONS, INC. NONQUALIFIED STOCK OPTION AGREEMENT